Form: 01TL
Release: 4·2

TRANSFER OF LEASE MORTGAGE OR CHARGE

New South Wales
Real Property Act 1900

Leave this space clear. Affix additional pages to the top left-hand corner.

PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

	STAMP DUTY	Revenue NSW use only Office of State Revenue (NSW) Client No: 1411509 4178 Duty: $10 Trans No: 9472604-001 Asst details: 24.10.18
(A)	**LEASE/CHARGE/ MORTGAGE**	AH858213
(B)	**TORRENS TITLE**	6/245831
(C)	**LODGED BY**	Document Collection Box — Name, Address or DX, Telephone, and Customer Account Number if any Reference: **CODE TL TM TC**
(D)	**TRANSFEROR**	EUROPA INTERNATIONAL PTY LTD ACN 137 519 307
(E)		The transferor acknowledges receipt of the consideration of $ $1.00 and transfers to the transferee all the transferor's estate and interest in the above lease
(F)		Encumbrances (if applicable):
(G)	**TRANSFEREE**	AUSTRALIAN BOUTIQUE SPIRITS PTY LTD ACN 625 701 420
(H)		**TENANCY:**

DATE

(I) Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.

Company: EUROPA INTERNATIONAL PTY LTD ACN 137 519 307
Authority: section 127 of the Corporations Act 2001

Signature of authorised person: [signature]
Name of authorised person: Anil Beri
Office held: Sole Director/Secretary

Signature of authorised person:
Name of authorised person:
Office held:

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the company named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.

Company: AUSTRALIAN BOUTIQUE SPIRITS PTY LTD ACN 625 701 420
Authority: section 127 of the Corporations Act 2001

Signature of authorised person: [signature]
Name of authorised person: Amit Raj Beri
Office held: Director

Signature of authorised person: Meena Beri
Name of authorised person: Meena Beri
Office held: Director

(J) *This section is to be completed where a notice of sale is required and the relevant data has been forwarded through eNOS.*

The transferee certifies that the eNOS data relevant to this dealing has been submitted and stored under eNOS ID No. ______ Full name: Signature:

* *s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.*